NORTHSTAR VARIABLE ANNUITY

AN INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACT
issued by
ReliaStar Life Insurance Company
and its
Northstar Variable Account

Supplement Effective as of April 29, 2011

This supplement updates and amends certain information contained in your prospectus dated
August 8, 1997, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.
__________________________________________________________________________

IMPORTANT INFORMATION ABOUT THE INVESTMENT FUNDS
AVAILABLE THROUGH THE CONTRACT

The following chart lists the Investment Funds that are, effective April 29, 2011, available through the Northstar Variable Account, along with each Investment Fund’s investment adviser/subadviser and investment objective. More detailed information about these Investment Funds can be found in the current prospectus and Statement of Additional Information for each Investment Fund. If you received a summary prospectus for any of the Investment Funds available through your Contract, you may obtain a full prospectus and other Investment Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Investment Fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the Investment Funds will be achieved. Shares of the Investment Funds will rise and fall in value and you could lose money by allocating Contract Value to the Sub-Accounts that invest in the Investment Funds. Shares of the Investment Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Investment Funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Investment Fund Name	Subadviser	Investment Objective
Fidelity® VIP Index 500 Portfolio	Investment Adviser:	Seeks investment results that
(Initial Class)	Fidelity Management & Research	correspond to the total return of
	Company	common stocks publicly traded in
	Subadvisers:	the United States, as represented by
	Geode Capital Management, LLC	the S&P 500® Index.
and FMR Co., Inc.
Fidelity® VIP Money Market	Investment Adviser:	Seeks as high a level of current
Portfolio (Initial Class)	Fidelity Management & Research	income as is consistent with
	Company ("FMR")	preservation of capital and
	Subadvisers:	liquidity.
Fidelity Investments Money
Management, Inc. and other
affiliates of FMR

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Investment Adviser/
Investment Fund Name	Subadviser	Investment Objective
ING Pioneer High Yield Portfolio	Investment Adviser:	Seeks to maximize total return
(Class I)	Directed Services LLC	through income and capital
	Subadviser:	appreciation.
Pioneer Investment Management, Inc.
ING Balanced Portfolio (Class I)	Investment Adviser:	Seeks total return consisting of
	ING Investments, LLC	capital appreciation (both realized
	Subadviser:	and unrealized) and current income;
	ING Investment Management Co.	the secondary investment objective
is long-term capital appreciation.
ING Growth and Income	Investment Adviser:	Seeks to maximize total return
Portfolio (Class I)	ING Investments, LLC	through investments in a diversified
	Subadviser:	portfolio of common stocks and
	ING Investment Management Co.	securities convertible into common
stocks. It is anticipated that capital
appreciation and investment income
will both be major factors in
achieving total return.
ING International Index	Investment Adviser:	Seeks investment results (before
Portfolio (Class S)	ING Investments, LLC	fees and expenses) that correspond
	Subadviser:	to the total return of a widely
	ING Investment Management Co.	accepted international index.
ING International Value	Investment Adviser:	Seeks long-term capital
Portfolio (Class I)	ING Investments, LLC	appreciation.
Subadviser:
ING Investment Management Co.
ING MidCap Opportunities	Investment Adviser:	Seeks long-term capital
Portfolio (Class I)	ING Investments, LLC	appreciation.
Subadviser:
ING Investment Management Co.
ING SmallCap Opportunities	Investment Adviser:	Seeks long-term capital
Portfolio (Class I)	ING Investments, LLC	appreciation.
Subadviser:
ING Investment Management Co.

IMPORTANT INFORMATION ABOUT THE COMPANY’S
INTEREST BEARING RETAINED ASSET ACCOUNT

Unless the Beneficiary elects otherwise, lump-sum payments will generally be made into an interest bearing retained asset account that is backed by our general account. This account is not FDIC insured and can be accessed by the Beneficiary through a draftbook feature. The Beneficiary may access the entire Death Benefit at any time through the draftbook without penalty. Interest credited on this account may be less than you could earn if the lump-sum payment was invested outside of the Contract. Additionally, interest credited on this account may be less than under other settlement options available through the Contract, and the Company seeks to earn a profit on this account.

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At the time of Death Benefit election, the Beneficiary may elect to receive the Death Benefit directly by check rather than through the retained asset account draftbook feature by notifying us at the ING Customer Service Center at P.O. Box 5050, Minot, ND 58702-5050, 1-877-884-5050 or www.ingservicecenter.com.

MORE INFORMATION IS AVAILABLE

More information about the Investment Funds available through your Contract. including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Investment Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center
P.O. Box 5050
Minot, ND 58702-5050
1-877-884-5050

If you received a summary prospectus for any of the Investment Funds available through your Contract, you may obtain a full prospectus and other Investment Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Investment Fund’s summary prospectus.

X.73058-11	Page 3 of 3	April 2011